Exhibit 99.1

For more information, contact: Joe A. Ewing, Vice President, Investor Relations 712/277-7305 jewing@terraindustries.com
Terra Industries Board of Directors to Review CF Industries’
Unsolicited Exchange Offer
Stockholders Advised To Take No Action
SIOUX CITY, IOWA (March 5, 2010) — Terra Industries Inc. (NYSE: TRA) (“Terra”) today confirmed that CF Industries Holdings, Inc. (NYSE: CF) (“CF”) has commenced an unsolicited exchange offer to acquire all of the outstanding common stock of Terra for $37.15 in cash and 0.0953 of a share of CF common stock for each Terra share (the “CF Offer”).
The Terra Board of Directors will review the CF Offer consistent with its duties under applicable Maryland law and the terms of the Agreement and Plan of Merger, dated as of February 12, 2010, by and among Yara International ASA, Yukon Merger Sub, Inc. and Terra (the “Yara Agreement”). Terra stockholders are advised to take no action at this time pending the review of the CF Offer by the Terra Board. Terra will have no further comment on the CF Offer until the Board has completed this review.
As announced on February 15, 2010, Terra entered into the Yara Agreement, pursuant to which Yara agreed to acquire all of the outstanding common stock of Terra for $41.10 per share in cash. The Yara Agreement may be terminated under certain circumstances, including if Terra receives a superior proposal, as that term is defined in the Yara Agreement, provides advance notice to Yara and Yara does not match the superior proposal within five business days. If the Yara Agreement is terminated under such circumstances, Yara will be entitled to a $123 million break-up fee.
Terra stockholders are encouraged to read any solicitation/recommendation statement when it becomes available, as it will contain important information.
Credit Suisse Securities (USA) LLC is serving as Terra’s financial advisor, and Cravath, Swaine & Moore LLP and Wachtell, Lipton, Rosen & Katz are serving as legal counsel to Terra.
About Terra
Terra Industries Inc., with 2009 revenues of $1.6 billion, is a leading North American producer and marketer of nitrogen products.
Important Information
On February 24, 2010, Terra Industries Inc. (“Terra”) filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement with respect to the proposed business combination with Yara International ASA (“Yara”). Terra plans to file with the SEC and mail to its stockholders a definitive proxy statement with respect to the proposed business combination with Yara. Investors and security holders
Terra Industries Inc. • 600 Fourth Street • P.O. Box 6000 • Sioux City, Iowa 51102-6000
www.terraindustries.com • 712/277-1340 • NYSE Ticker: TRA

NEWS from Terra Industries Inc.	March 5, 2010
are urged to read the preliminary proxy statement with respect to the proposed business combination with Yara, which is available now, and the definitive proxy statement with respect to such business combination and any other relevant documents filed with the SEC (when available), because they will contain important information. Investors and security holders may obtain a free copy of the proxy statement and other documents that Terra files with the SEC (when available) at the SEC’s Web site at www.sec.gov and Terra’s Web site at www.terraindustries.com. In addition, the proxy statement and other documents filed by Terra with the SEC (when available) may be obtained from Terra free of charge by directing a request to Terra Industries Inc., Attn: Investor Relations, Terra Industries Inc., 600 Fourth Street, P.O. Box 6000, Sioux City, IA 51102-6000.
This communication is neither an offer to purchase nor the solicitation of an offer to sell any securities. Terra intends to file a solicitation/recommendation statement with respect to the exchange offer with the SEC within 10 business days. Investors and security holders are urged to read the solicitation/recommendation statement with respect to the exchange offer and any other relevant documents filed with the SEC (when available), because they will contain important information. Investors and security holders may obtain a free copy of the solicitation/recommendation statement with respect to the exchange offer and other documents that Terra files with the SEC (when available) at the SEC’s Web site at www.sec.gov and Terra’s Web site at www.terraindustries.com. In addition, the solicitation/recommendation statement with respect to the exchange offer and other documents filed by Terra with the SEC (when available) may be obtained from Terra free of charge by directing a request to Terra Industries Inc., Attn: Investor Relations, Terra Industries Inc., 600 Fourth Street, P.O. Box 6000, Sioux City, IA 51102-6000.
Certain Information Regarding Participants
Terra, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of Terra’s security holders in connection with the proposed business combination with Yara. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Terra’s Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the SEC on February 25, 2010, and its preliminary proxy statement with respect to the proposed business combination with Yara, which was filed with the SEC on February 24, 2010. To the extent holdings of Terra securities have changed since the amounts printed in the preliminary proxy statement with respect to the proposed business combination with Yara, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals can also be obtained from the preliminary proxy statement with respect to the proposed business combination with Yara, which is available now, and the definitive proxy statement with respect to such business combination when it is filed by Terra with the SEC. These documents (when available) may be obtained free of charge from the SEC’s Web site at www.sec.gov and Terra’s Web site at www.terraindustries.com.
Forward-Looking Statements
Certain statements in this communication may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements made in connection with
Terra Industries Inc. • 600 Fourth Street • P.O. Box 6000 • Sioux City, Iowa 51102-6000
www.terraindustries.com • 712/277-1340 • NYSE Ticker: TRA

NEWS from Terra Industries Inc.	March 5, 2010
the exchange offer referred to in this communication are not subject to the safe harbor protections provided to forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. As a result, these statements speak only as of the date they were made and Terra undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and similar expressions are used to identify these forward-looking statements. The forward-looking statements contained herein include statements about the proposed business combination with Yara. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks, uncertainties and assumptions include, among others:
•	future actions by Yara or CF or any other bidder that makes a proposal to acquire Terra

•	the possibility that various closing conditions for the proposed business combination with Yara may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction,

•	the risk that Terra’s stockholders fail to approve the proposed business combination,

•	the risk that Yara’s stockholders fail to approve the proposed capital increase for its rights offering,

•	that risk that the proposed business combination with Yara will not close within the anticipated time period,

•	the risk that disruptions from the proposed business combination with Yara will harm Terra’s relationships with its customers, employees and suppliers,

•	the diversion of management time on issues related to the proposed business combination with Yara,

•	the outcome of any legal proceedings challenging the proposed business combination with Yara,

•	the amount of the costs, fees, expenses and charges related to the proposed business combination with Yara,

•	changes in financial and capital markets,

•	general economic conditions within the agricultural industry,

•	competitive factors and price changes (principally, sales prices of nitrogen and methanol products and natural gas costs),

•	changes in product mix,

•	changes in the seasonality of demand patterns,

•	changes in weather conditions,

•	changes in environmental and other government regulations,

•	changes in agricultural regulations and

•	changes in the securities trading markets.
Terra Industries Inc. • 600 Fourth Street • P.O. Box 6000 • Sioux City, Iowa 51102-6000
www.terraindustries.com • 712/277-1340 • NYSE Ticker: TRA

NEWS from Terra Industries Inc.	March 5, 2010
Additional information as to these factors can be found in Terra’s 2009 Annual Report/10-K and in Terra’s subsequent Quarterly Reports on Form 10-Q (when available), in each case in the sections entitled “Business,” “Risk Factors,” “Legal Proceedings,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and in the Notes to the consolidated financial statements.
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Note:	Terra Industries’ news announcements are also available on its Web site, www.terraindustries.com.
Additional Contacts:
Matthew Sherman / Jamie Moser / Jim Shaughnessy
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449
msherman@joelefrank.com/ jmoser@joelefrank.com / jshaughnessy@joelefrank.com
Terra Industries Inc. • 600 Fourth Street • P.O. Box 6000 • Sioux City, Iowa 51102-6000
www.terraindustries.com • 712/277-1340 • NYSE Ticker: TRA